Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions, Except Per Share Amounts)	2014	2013
REVENUES:
Timber	$563	$487
Real Estate	169	227
Manufacturing	275	279
Energy and Natural Resources	26	16
Other	15	—
Total Revenues	1,048	1,009

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	407	364
Real Estate	75	83
Manufacturing	241	237
Energy and Natural Resources	8	3
Other	14	—
Total Cost of Goods Sold	745	687
Selling, General and Administrative	82	89
Total Costs and Expenses	827	776

Other Operating Income (Expense), net	9	(2)

Operating Income	230	231

Earnings from Unconsolidated Entities	44	47

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	81	61
Interest Expense (Note Payable to Timberland Venture)	43	43
Total Interest Expense, net	124	104

Income before Income Taxes	150	174

Provision (Benefit) for Income Taxes	4	—

Net Income	$146	$174

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.82	$1.06
Net Income per Share – Diluted	$0.82	$1.06

Weighted-Average Number of Shares Outstanding
– Basic	177.0	162.7
– Diluted	177.3	163.2

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$48	$47
Equity Loss from Real Estate Development Ventures	(4)	—
Earnings from Unconsolidated Entities	$44	$47

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Quarter Ended September 30,
(In Millions, Except Per Share Amounts)	2014	2013
REVENUES:
Timber	$200	$171
Real Estate	69	96
Manufacturing	91	94
Energy and Natural Resources	8	5
Other	7	—
Total Revenues	375	366

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	144	132
Real Estate	35	31
Manufacturing	78	80
Energy and Natural Resources	3	1
Other	6	—
Total Cost of Goods Sold	266	244
Selling, General and Administrative	23	28
Total Costs and Expenses	289	272

Other Operating Income (Expense), net	5	(3)

Operating Income	91	91

Earnings from Unconsolidated Entities	15	16

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	20
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	41	34

Income before Income Taxes	65	73

Provision (Benefit) for Income Taxes	4	1

Net Income	$61	$72

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.34	$0.44
Net Income per Share – Diluted	$0.34	$0.44

Weighted-Average Number of Shares Outstanding
– Basic	176.8	163.0
– Diluted	177.1	163.4

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$16	$16
Equity Loss from Real Estate Development Ventures	(1)	—
Earnings from Unconsolidated Entities	$15	$16

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	September 30, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and Cash Equivalents	$90	$433
Accounts Receivable	44	29
Inventories	59	55
Deferred Tax Asset	4	9
Assets Held for Sale	30	92
Other Current Assets	21	15
	248	633

Timber and Timberlands, net	4,156	4,180
Minerals and Mineral Rights, net	292	298
Property, Plant and Equipment, net	119	118
Equity Investment in Timberland Venture	202	211
Equity Investment in Real Estate Development Ventures	139	139
Deferred Tax Asset	20	17
Investment in Grantor Trusts (at Fair Value)	47	45
Other Assets	54	54
Total Assets	$5,277	$5,695

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$—	$—
Line of Credit	152	467
Accounts Payable	36	24
Interest Payable	32	22
Wages Payable	20	29
Taxes Payable	17	10
Deferred Revenue	29	26
Other Current Liabilities	8	10
	294	588

Long-Term Debt	2,415	2,414
Note Payable to Timberland Venture	783	783
Other Liabilities	81	78
Total Liabilities	3,573	3,863

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 175.9 at September 30, 2014 and 177.0 at December 31, 2013	2	2
Additional Paid-In Capital	2,952	2,942
Retained Earnings (Accumulated Deficit)	(261)	(173)
Treasury Stock, at Cost, Common Shares – 28.3 at September 30, 2014 and 27.0 at December 31, 2013	(992)	(940)
Accumulated Other Comprehensive Income (Loss)	3	1
Total Stockholders’ Equity	1,704	1,832
Total Liabilities and Stockholders’ Equity	$5,277	$5,695

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$146	$174
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014 and $4 Loss Related to Forest Fires in 2013)	101	86
Basis of Real Estate Sold	60	69
Earnings from Unconsolidated Entities	(44)	(47)
Distributions from Timberland Venture	57	56
Deferred Income Taxes	2	(1)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(4)	(6)
Timber Deed Acquired	—	(18)
Working Capital Changes	4	(12)
Other	—	19
Net Cash Provided By (Used In) Operating Activities	322	320

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $9 MDF Fire Replacement Capital in 2014)	(65)	(51)
Timberlands Acquired	—	(80)
Mineral Rights Acquired	—	(156)
Contributions to Real Estate Development Ventures	(9)	—
Distributions from Real Estate Development Ventures	5	—
Insurance Recoveries (Property Damage)	3	—
Net Cash Provided By (Used In) Investing Activities	(66)	(287)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(234)	(212)
Borrowings on Line of Credit	985	1,251
Repayments on Line of Credit	(1,300)	(848)
Principal Payments and Retirement of Long-Term Debt	—	(174)
Proceeds from Stock Option Exercises	2	35
Acquisition of Treasury Stock	(52)	(2)
Net Cash Provided By (Used In) Financing Activities	(599)	50

Increase (Decrease) In Cash and Cash Equivalents	(343)	83
Cash and Cash Equivalents:
Beginning of Period	433	356

End of Period	$90	$439

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$61	$72
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2013)	35	35
Basis of Real Estate Sold	29	27
Earnings from Unconsolidated Entities	(15)	(16)
Distributions from Timberland Venture	29	29
Deferred Income Taxes	2	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(2)
Working Capital Changes	(3)	28
Other	(3)	7
Net Cash Provided By (Used In) Operating Activities	133	180

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $5 MDF Fire Replacement Capital in 2014)	(25)	(20)
Timberlands Acquired	—	(2)
Mineral Rights Acquired	—	(156)
Contributions to Real Estate Development Ventures	(5)	—
Distributions from Real Estate Development Ventures	4	—
Insurance Recoveries (Property Damage)	3	—
Net Cash Provided By (Used In) Investing Activities	(23)	(178)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(72)
Borrowings on Line of Credit	237	530
Repayments on Line of Credit	(237)	(376)
Proceeds from Stock Option Exercises	1	—
Acquisition of Treasury Stock	(50)	—
Net Cash Provided By (Used In) Financing Activities	(127)	82

Increase (Decrease) In Cash and Cash Equivalents	(17)	84
Cash and Cash Equivalents:
Beginning of Period	107	355

End of Period	$90	$439

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2014	2013
Revenues:
Northern Resources	$198	$194
Southern Resources	386	313
Real Estate	169	227
Manufacturing	275	279
Energy and Natural Resources	26	16
Other	15	—
Eliminations	(21)	(20)
Total Revenues	$1,048	$1,009

Operating Income (Loss):
Northern Resources	$34	$24
Southern Resources	99	74
Real Estate	91	138
Manufacturing (A)	35	35
Energy and Natural Resources	18	14
Other (B)	(5)	—
Other Costs and Eliminations, net (C)	(46)	(54)
Total Operating Income	$226	$231

Adjusted EBITDA by Segment: (D)
Northern Resources	$55	$47
Southern Resources	158	119
Real Estate	152	208
Manufacturing	47	47
Energy and Natural Resources	24	16
Other	(2)	—
Other Costs and Eliminations, net	(45)	(53)
Total	$389	$384

(A)
During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the first nine months of 2014, we also recorded a $9 million gain related to partial insurance recoveries the company expects to receive. The amount of insurance recoveries was based on the costs incurred during the first nine months of 2014 to rebuild or replace the damaged building and equipment. Substantially all of these costs were capitalized during the first nine months of 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)	For Segment reporting, Equity Loss from Real Estate Development Ventures of $(4) million is included in Operating Income (Loss) for the Other Segment.

(C)
During the first nine months of 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(D)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2014	2013
Revenues:
Northern Resources	$71	$67
Southern Resources	136	111
Real Estate	69	96
Manufacturing	91	94
Energy and Natural Resources	8	5
Other	7	—
Eliminations	(7)	(7)
Total Revenues	$375	$366

Operating Income (Loss):
Northern Resources	$13	$5
Southern Resources	35	27
Real Estate	34	63
Manufacturing (A)	16	11
Energy and Natural Resources	6	5
Other (B)	(1)	—
Other Costs and Eliminations, net (C)	(13)	(20)
Total Operating Income	$90	$91

Adjusted EBITDA by Segment: (D)
Northern Resources	$20	$16
Southern Resources	57	44
Real Estate	64	91
Manufacturing	19	15
Energy and Natural Resources	8	6
Other	1	—
Other Costs and Eliminations, net	(13)	(20)
Total	$156	$152

(A) During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the third quarter of 2014, we recorded a $5 million gain related to partial insurance recoveries the company expects to receive. The amount of insurance recoveries was based on the costs incurred during the third quarter of 2014 to rebuild or replace the damaged building and equipment. Substantially all of these costs were capitalized during the third quarter of 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) For Segment reporting, Equity Loss from Real Estate Development Ventures of $(1) million is included in Operating Income (Loss) for the Other Segment.

(C) During the third quarter of 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(D) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22		$22
Pulpwood	$/Ton Stumpage	$12	$12	$12		$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86		$85
Pulpwood	$/Ton Delivered	$43	$41	$46		$44

Lumber (1)	$/MBF	$573	$594	$579		$582
Plywood (1)	$/MSF	$451	$468	$498		$474
Fiberboard (1)	$/MSF	$678	$675	$677		$677

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644		4,813
Pulpwood	1,000 Tons	2,054	2,159	2,395		6,608
Total Harvest		3,604	3,778	4,039	—	11,421
Northern Resources
Sawlog	1,000 Tons	667	499	595		1,761
Pulpwood	1,000 Tons	470	248	430		1,148
Total Harvest		1,137	747	1,025	—	2,909

Lumber	MBF	37,703	39,697	40,445		117,845
Plywood	MSF	39,188	37,620	46,693		123,501
Fiberboard	MSF	50,681	54,831	48,810		154,322

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$22	$22	$22
Pulpwood	$/Ton Stumpage	$11	$11	$11	$12	$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$79	$81	$79
Pulpwood	$/Ton Delivered	$43	$42	$43	$43	$43

Lumber (1)	$/MBF	$568	$544	$498	$536	$534
Plywood (1)	$/MSF	$462	$464	$457	$450	$458
Fiberboard (1)	$/MSF	$639	$668	$680	$672	$665

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	1,544	1,733	5,892
Pulpwood	1,000 Tons	1,771	1,688	1,952	2,153	7,564
Total Harvest		3,110	2,964	3,496	3,886	13,456
Northern Resources
Sawlog	1,000 Tons	704	581	636	566	2,487
Pulpwood	1,000 Tons	414	209	387	401	1,411
Total Harvest		1,118	790	1,023	967	3,898

Lumber	MBF	30,535	36,770	40,622	37,990	145,917
Plywood	MSF	46,905	48,364	46,709	45,164	187,142
Fiberboard	MSF	52,329	60,273	54,795	46,250	213,647

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2014
	1st Qtr	2nd Qtr (1)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245		29,920
Large Non-strategic	—	—	—		—
Conservation	3,415	11,875	2,455		17,745
HBU/Recreation	4,125	31,530	25,775		61,430
Development Properties	—	—	—		—
Conservation Easements	n/a	n/a	n/a		n/a
	10,575	67,045	31,475	—	109,095
Price per Acre
Small Non-strategic	$1,325	$790	$1,030		$875
Large Non-strategic	$—	$—	$—		$—
Conservation	$1,685	$635	$1,230		$920
HBU/Recreation	$2,200	$1,485	$2,445		$1,935
Development Properties	$—	$—	$—		$—
Conservation Easements	$340	$300	$—		$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3		$26
Large Non-strategic	$—	$—	$—		$—
Conservation	$6	$8	$3		$17
HBU/Recreation	$9	$46	$63		$118
Development Properties	$—	$—	$—		$—
Conservation Easements	$4	$4	$—		$8
	$23	$77	$69	$—	$169

Basis of Real Estate Sold (2)	$6	$25	$29		$60
	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300	3,985	44,100
Large Non-strategic (3)	36,000	—	15,370	—	51,370
Conservation	970	17,525	1,385	6,125	26,005
HBU/Recreation	7,595	9,825	9,455	20,095	46,970
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	50,250	44,480	43,510	30,205	168,445
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280	$1,290	$1,235
Large Non-strategic	$1,475	$—	$3,415	$—	$2,050
Conservation	$2,580	$835	$1,920	$1,015	$1,000
HBU/Recreation	$2,015	$1,925	$1,925	$2,100	$2,010
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$600	$600

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22	$5	$54
Large Non-strategic	$53	$—	$53	$—	$106
Conservation	$3	$14	$3	$6	$26
HBU/Recreation	$15	$19	$18	$43	$95
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$5	$5
	$78	$53	$96	$59	$286

Basis of Real Estate Sold (2)	$25	$17	$26	$22	$90

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million, and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

(2)
Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin, $9 million in the third quarter of 2013 for a 15,370 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma.

(3) During the third quarter of 2013, the company sold 15,370 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
September 30, 2014
(UNAUDITED)

	Borrowings
(In Millions)	Principal	Interest Rate
Annual Maturities through 2017:
2015	$439	5.875%

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
MEDIUM DENSITY FIBERBOARD ("MDF") FACILITY FIRE - OPERATING RESULTS IMPACT
September 30, 2014
(UNAUDITED)

On June 10, 2014, we experienced a fire at our MDF facility. Production at the facility resumed on July 10, 2014. The schedule below details the components that impacted second quarter and third quarter 2014 operating income and the estimates that are expected to impact our fourth quarter 2014 operating income.

	2014
(In Millions)	2nd Qtr	3rd Qtr	4th Qtr	Total
Impacts on Operating Results:
Foregone MDF Income	$(4)	$—	$—	$(4)
Business Interruption Recoveries(1)	$—	$—	$4	$4
Loss on Property, Plant and Equipment	$(2)	$—	$—	$(2)
Property Insurance Recoveries(1)	$4	$5	$1	$10
Net Impact on Manufacturing Operating Income	$(2)	$5	$5	$8
Impact on Net Income	$(1)	$3	$3	$5
Impact on Diluted EPS	$(0.01)	$0.02	$0.02	$0.03

(1) The expected insurance recoveries reflect the impact of our cumulative $1 million deductible. Business interruption recoveries will be recorded when the cash payment is received. Property insurance recoveries are recorded when the repair expenditures have been incurred by the company. As of September 30, 2014, $3 million of cash payments from insurance recoveries have been received.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Nine Months Ended September 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$34	$21	$—	$55
Southern Resources	99	59	—	158
Real Estate	91	1	60	152
Manufacturing	35	12	—	47
Energy and Natural Resources	18	6	—	24
Other	(5)	1	2	(2)
Other Costs and Eliminations	(48)	1	—	(47)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$226	$101	$62	$389

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	48
Interest Expense	(124)
(Provision) Benefit for Income Taxes	(4)
Net Income	$146

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$322
Interest Expense				124
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				4
Distributions from Timberland Venture				(57)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				4
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(4)
Other				—
Adjusted EBITDA				$389

(1) Includes Equity Loss from Real Estate Development Ventures ($4 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($2 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Nine Months Ended September 30, 2013

	Operating Income	Depreciation, Depletion and Amortization (1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$24	$23	$—	$47
Southern Resources	74	45	—	119
Real Estate	138	1	69	208
Manufacturing	35	12	—	47
Energy and Natural Resources	14	2	—	16
Other	—	—	—	—
Other Costs and Eliminations	(51)	1	—	(50)
Other Unallocated Operating Income (Expense), net	(3)	—	—	(3)
Total	$231	$84	$69	$384

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	47
Interest Expense	(104)
(Provision) Benefit for Income Taxes	—
Net Income	$174

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$320
Interest Expense				104
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(56)
Equity Earnings, Depletion, Amortization and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				6
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				12
Other				(19)
Adjusted EBITDA				$384

(1) Includes a $4 million loss due to forest fire damages in the Northern Resources Segment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$13	$7	$—	$20
Southern Resources	35	22	—	57
Real Estate	34	1	29	64
Manufacturing	16	3	—	19
Energy and Natural Resources	6	2	—	8
Other	(1)	—	2	1
Other Costs and Eliminations	(13)	—	—	(13)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$90	$35	$31	$156

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	16
Interest Expense	(41)
(Provision) Benefit for Income Taxes	(4)
Net Income	$61

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$133
Interest Expense				41
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				4
Distributions from Timberland Venture				(29)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				1
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				3
Other				3
Adjusted EBITDA				$156

(1) Includes Equity Loss from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0 million), and basis in real estate sold ($2 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2013

	Operating Income	Depreciation, Depletion and Amortization (1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$11	$—	$16
Southern Resources	27	17	—	44
Real Estate	63	1	27	91
Manufacturing	11	4	—	15
Energy and Natural Resources	5	1	—	6
Other	—	—	—	—
Other Costs and Eliminations	(16)	—	—	(16)
Other Unallocated Operating Income (Expense), net	(4)	—	—	(4)
Total	$91	$34	$27	$152

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	16
Interest Expense	(34)
(Provision) Benefit for Income Taxes	(1)
Net Income	$72

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$180
Interest Expense				34
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				1
Distributions from Timberland Venture				(29)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(28)
Other				(7)
Adjusted EBITDA				$152

(1) Includes a $4 million loss due to forest fire damages in the Northern Resources Segment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.